UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 13, 2005
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                             360 GLOBAL WINE COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                     0-50092                    98-0231440
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

   One Kirkland Ranch Road, Napa, California                             94558
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    (Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, Including Area Code (707) 254-9100
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          (Former Name or Former Address, If Changed Since Last Report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

                SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On September 13, 2005, the registrant accepted the resignation of Phillip Pearce from its Board of Directors.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2005                              360 GLOBAL WINE COMPANY


                                                 By: /s/ Joel Shapiro
                                                     ---------------------------
                                                     Joel Shapiro
                                                     Chief Executive Officer


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